American Century Quantitative Equity Funds, Inc. Summary Prospectus Supplement
Disciplined Growth Plus Fund
Supplement dated February 10, 2017 ■ Summary Prospectus dated November 1, 2016

The changes below will be effective as of April 10, 2017.

The Disciplined Growth Plus Fund is renamed the AC Alternatives® Disciplined Long Short Fund and all references to Disciplined Growth Plus are replaced with AC Alternatives® Disciplined Long Short.

The following replaces the section under the heading Principal Investment Strategies on page 2 of the summary prospectus:
The portfolio managers initially identify an eligible universe of growth stocks and then use quantitative models in a two-step process to construct the portfolio of equity securities for the fund. In the first step, the managers rank stocks, primarily large capitalization, publicly traded U.S. companies with a market capitalization greater than $2 billion, from most to least attractive based on an objective set of measures, including valuation, quality, growth, and sentiment. In the second step, the managers use a quantitative model to build a portfolio that provides the optimal balance between risk and expected return.
The portfolio managers buy, or take long positions in, equity securities that they have identified as the most attractive and take short positions in equity securities that they have identified as the least attractive using the multi-factor quantitative model described above. A long position arises when the fund buys a security outright. A short position arises when the fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. If the market price in fact declines, the fund can replace the borrowed security at a lower price and capture the value represented by the difference between the higher sale price and the lower replacement price. The proceeds from the securities sold short may be used to fund the purchase of additional long positions or held as cash or cash equivalents. The amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions. In the aggregate, the fund expects to have net long exposure to the equity markets, which the portfolio managers may adjust over time.
The portfolio managers generally sell a stock from the fund’s long portfolio when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
The fund’s use of short selling as a primary investment strategy creates leverage in an attempt to increase returns.
The fund may invest a portion of its assets in foreign securities when these securities meet the portfolio managers’ standards of selection.
As part of the fund’s principal investment strategy, a significant portion of the fund’s assets may be invested in cash and cash equivalent securities. The fund’s cash holdings may vary over time as the portfolio managers adjust the fund’s net long exposure.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

The following replaces the section under the heading Principal Risks on pages 2 and 3 of the summary prospectus:

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Style Risk - If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

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Investment Process Risk - Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.

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Foreign Securities - The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. stocks.

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Short Sales Risk - If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

•	Leverage Risk - The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

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Overweighting Risk - If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

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Growth Stocks - Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

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Cash Holdings Risk - The fund may hold a significant position in cash and cash equivalent securities. As a result, the fund may not participate in market advances or declines to the same extent that it would if the fund were more fully invested.

•	Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility - The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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